Exhibit 10.18

6-1162-ELP-0788

United Air Lines, Inc.

P. O. Box 66100

Chicago, IL 60601-0100

Subject:	[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Participation Program

Reference:	Purchase Agreement No. 3427 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 787-8 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. It grants to Customer the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Participation Program described herein (Program). All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. Term. The term of the Program is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] consecutive years after delivery of each Aircraft.

3. Boeing Participation.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. General Conditions and Limitations.

4.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 THE DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions stated in Article 11 of Part 2 of Exhibit C of the AGTA apply to this Program.

P. A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY

United Air Lines, Inc.

6-1162-ELP-0788

5. Assignment. The rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and can only be assigned, in whole or in part, pursuant to Article 9 of the AGTA as amended by Letter Agreement No. 6-1162-IRS-0184.

6. Confidential Treatment. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. 6-1162-IRS-0182.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Nobuko Wiles

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: February 19, 2010

UNITED AIR LINES, INC.

By:	/s/ Kathryn A. Mikells

Its:	Executive Vice President and Chief Financial Officer

P. A. No. 3427

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SEC PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BOEING / UNITED PROPRIETARY